Bank indebtedness	12 Months Ended
Mar. 28, 2020
Debt Disclosure [Abstract]
Bank indebtedness
6.	Bank indebtedness:
As of March 28, 2020, and March 30, 2019, bank indebtedness consisted solely of amounts owing under the Company’s senior secured credit facility, which had an outstanding balance of $58.0 million ($58.4 million net of $0.4 million of deferred financing costs) and $47.0 million ($47.6 million net of $0.6 million of deferred financing costs), respectively. The Company’s senior secured credit facility is collateralized by substantially all of the Company’s assets. The Company’s excess borrowing capacity was $12.9 million as of March 28, 2020 and $14.4 million as of March 30, 2019. The Company met its excess availability requirements throughout fiscal 2020, and as of the date of these financial statements.
The Company’s ability to fund its operations and meet its cash flow requirements is dependent upon its ability to maintain positive excess availability under its $85.0 million senior secured credit facility with Wells Fargo Canada Corporation. The senior secured credit facility, which matures in October 2022, also provides the Company with an accordion option to increase the total commitments thereunder by up to $13.0 million. The Company will only have the ability to exercise this accordion option if it has the required borrowing capacity at such time. The senior secured credit facility bears interest at a rate of CDOR plus a spread ranging from 1.5%
 -
3.0% depending on the Company’s excess availability levels. Under the senior secured credit facility, the sole financial covenant which the Company is required to adhere to is to maintain minimum excess availability of not less than $8.5 million at all times, except that the Company shall not be in breach of this covenant if excess availability falls below $8.5 million for not more than two consecutive business days once during any fiscal month. The Company’s excess availability was above $8.5 million throughout the fiscal year ended March 28, 2020.
On June 29, 2018, the Company secured a $12.5 million senior secured term loan with Crystal Financial LLC (“Crystal”). The senior secured term loan, which matures in October 2022, is subordinated in lien priority to the Company’s senior secured credit facility and bears interest at a rate of CDOR plus 8.25%. Under the senior secured term loan, the Company is required to adhere to the same financial covenant as under the senior secured credit facility (maintain minimum excess availability of not less than $8.5 million at all times, except that the Company shall not be in breach of this covenant if excess availability falls below $8.5 million for not more than two consecutive business days once during any fiscal month). In addition, the senior secured term loan includes seasonal availability blocks imposed from December 20 th
to January 20
th
of each year of $9.5 million and from January 21
st
to February 20
th
of each year of $4.5 million. The long-term senior secured term loan is required to be repaid upon maturity.
The Company’s borrowing capacity under both its senior secured credit facility and its senior secured term loan is based upon the value of the Company’s inventory and accounts receivable, which is periodically assessed by its lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased.
Both the Company’s senior secured credit facility and its senior secured term loan are subject to cross default provisions with all other loans pursuant to which if the Company is in default of any other loan, the Company will immediately be in default of both its senior secured credit facility and its senior secured term loan. In the event that excess availability falls below $8.5 million for more than two consecutive business days once during any fiscal month, this would be considered an event of default under the Company’s senior secured credit facility and its senior secured term loan, that provides the lenders the right to require the outstanding balances borrowed under the Company’s senior secured credit facility and its senior secured term loan become due immediately, which would result in cross defaults on the Company’s other borrowings. The Company expects to have excess availability of at least $8.5 million for at least the next twelve months from the date of issuance of these financial statements.
The Company’s senior secured credit facility and its senior secured term loan also contain limitations on the Company’s ability to pay dividends, more specifically, among other limitations; the Company can pay dividends only at certain excess borrowing capacity thresholds. The Company is required to either i) maintain excess availability of at least 40% of the borrowing base in the month preceding payment or ii) maintain excess availably of at least 25% of the line cap and maintain a fixed charge coverage ratio of at least 1.10 to 1.00. Other than these financial covenants related to paying dividends, the terms of the Company’s secured credit facility and its senior secured term loan provide that no financial covenants are required to be met other than already described.
The Company’s lenders under its senior secured credit facility and its senior secured term loan may impose, at any time, discretionary reserves, which would lower the level of borrowing availability under its credit facilities (customary for asset-based loans), at their reasonable discretion, to: i) ensure that the Company maintains adequate liquidity for the operations of its business, ii) cover any deterioration in the value of the collateral, and iii) reflect impediments to the lenders to realize upon the collateral. There is no limit to the amount of discretionary reserves that the Company’s lenders may impose at their reasonable discretion. No discretionary reserves were imposed during fiscal year 2020 by the Company’s lenders.

The information concerning the Company’s bank indebtedness is as follows:

	Fiscal Year Ended
	March 28, 2020	March 30, 2019
	(In thousands)
Maximum borrowing outstanding during the year	$64,702	$55,596
Average outstanding balance during the year	$56,001	$44,772
Weighted average interest rate for the year	4.2%	3.9%
Effective interest rate at year-end	3.8%	4.2%
As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code (Québec) of $200.0 million; (v) lien on machinery, equipment and molds and dies; and (vi) a pledge of trademarks and stock of the Company’s subsidiaries.